FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                 November 19, 2003

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 1999-1G WST Trust



New South Wales           333-64199        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 9229 8131


NOTEHOLDERS REPORT - SERIES 1999-1G WST TRUST

Date of Report - Determination Date  13-Nov-03

Housing Loan Collection Period       10-Aug-03  to  09-Nov-03
                                    (inclusive)     (inclusive)

Days in Collection Period            92

Coupon Period - Class A             19-Aug-03   to  19-Nov-03
                                    (inclusive)     (exclusive)

Days in Coupon Period - Class A      92

Coupon Period - Class B             19-Aug-03   to  19-Nov-03
                                    (inclusive)     (exclusive)

Days in Coupon Period - Class B     92

3 month BBSW at beginning of coupon period        4.8467%
3 Month USD-LIBOR                                 1.1300%

Foreign Exchange Rate   0.6550

Available Income                             4,863,145.80
Total Available Funds                        4,863,145.80
Accrued Interest Adjustment                          0.00
Redraws Made This Period                    12,981,458.78
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                                 252,205.25
Total Payments                               4,325,567.63
Payment Shortfall                                    0.00
Principal Draw This Period                           0.00
Total Principal Draws Outstanding                    0.00
Gross Principal Collections                 48,825,673.61
Principal Collections                       35,844,214.83
Excess Available Income                        537,578.16
Excess Collections Distribution                537,578.16
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     0.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr              274,820,877.16
Subordinated Percentage                           5.6041%
Initial Subordinated Percentage                   2.4400%
Average Quarterly Percentage                      0.4448%

               Principal/100,000     Coupon/100,000
Class A          2,507.3223              69.0467  usd
Class B            595.1886              73.8526 (per 10,000)aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A      240,301,469.42          94.39586%    1.00000
Class B       16,047,402.74           5.60414%
RFS                    0.00                       0.00000
             256,348,872.16         100.00000%   100.00000%

Stated Amount - USD                  Bond Factor
Class A       157,397,462.47            0.1780716
Class B        10,511,048.80            0.4754786
RFS                     0.00                0.00
              167,908,511.26

Chargeoffs     0.00           Carryover ChargeOffs      0.00


                                $A

Scheduled principal        $ 3,167,211
Unscheduled principal      $32,677,004
Principal Collections      $35,844,215




Fixed Interest Rate Housing Loan               $ 46,615,221
Variable Rate Housing Loans                    $209,733,652
                                               $256,348,872


                    DELINQUENCY STATISTICS

                 Collection Period Ended:   09 November 2003

               Number    Current   Instalment     % by      % by
              of Loans   Balance     Amount $    Number   Balance

 Current         3,044  236,778,964  2,226,344  93.12%   92.37%
 1 - 29 Days       192   16,912,945    141,634   5.87%    6.60%
 30 - 59 Days       19    1,678,441     12,500   0.58%    0.65%
 60 - 89 Days        3      196,620      1,620   0.09%    0.08%
 90 - 119 Days       3      549,215      3,993   0.09%    0.21%
 120 - 149 Days      1       32,346        231   0.03%    0.01%
 150 - 179 Days      2       37,686        285   0.06%    0.01%
 180+ Days           5      162,655      1,223   0.15%    0.06%

  TOTAL          3,269  256,348,872  2,387,830 100.00%  100.00%


                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 1999-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 1999-1G WST
                              Trust,(Registrant)

Dated: 19 November, 2003
By:    /s/ Cameron Kelly

Name:    Cameron Kelly


Title: Trust Manager